SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

                                   --------
                  Deutsche Real Estate Securities Income Fund


The fund's Board of Trustees has approved (i) the appointment of Deutsche Asset & Wealth Management International GmbH (DeAWMI), an indirect, wholly-owned subsidiary of Deutsche Bank AG, as a subadvisor to the fund; and (ii) the subadvisory agreement between Deutsche Investment Management Americas Inc.
(DIMA), the fund's investment advisor, and DeAWMI, its affiliate, with respect to the fund. DeAWMI will begin providing portfolio management services to the fund with respect to the fund's covered call strategy on or about January 1, 2016.


DIMA, subject to the approval of the fund's Board, has ultimate responsibility to oversee any subadvisor to the fund and to recommend the hiring, termination and replacement of subadvisors for the fund. The fund and DIMA have received an exemptive order from the Securities and Exchange Commission (SEC) that allows DIMA, subject to the approval of the fund's Board, to appoint DeAWMI as a subadvisor to the fund without obtaining shareholder approval. The fund and DIMA are subject to certain conditions imposed by the SEC order.



EFFECTIVE ON OR ABOUT JANUARY 1, 2016, THE FOLLOWING INFORMATION REPLACES SIMILAR DISCLOSURE IN THE "MANAGEMENT" SECTION OF THE FUND'S SUMMARY
PROSPECTUS:



SUBADVISORS


RREEF America L.L.C.


Deutsche Asset & Wealth Management International GmbH

               Please Retain This Supplement for Future Reference


November 17, 2015
PROSTKR-531

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                                                   & Wealth Management [DB Logo]